Inventories (Details) - USD ($) $ in Millions		Dec. 31, 2017	Dec. 31, 2016
Inventory Disclosure [Abstract]
Finished goods		$ 2,883	$ 2,293
Work in process		3,908	3,696
Raw materials and supplies		788	793
Inventories	[1],[2]	7,578	6,783
Noncurrent inventories not included above	[3]	$ 683	$ 683

[1]	Amounts may not add due to rounding.
[2]	The change from December 31, 2016 reflects the build of inventory primarily for and in advance of new or potential product launches and increases to meet targeted levels for certain products in the normal course of business, as well as an increase due to foreign exchange.
[3]	Included in Other noncurrent assets. There are no recoverability issues associated with these amounts.